CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com
InvenTrust Properties Corp. Reports 2026 First Quarter Results
DOWNERS GROVE, IL – April 28, 2026 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the quarter ended March 31, 2026. For the three months ended March 31, 2026 and 2025, the Company reported Net Income of $5.2 million, or $0.07 per diluted share, and Net Income of $6.8 million, or $0.09 per diluted share, respectively.
First Quarter 2026 Highlights:
•Nareit FFO of $0.53 per diluted share
•Core FFO of $0.49 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 2.6%
•Leased Occupancy as of March 31, 2026 of 96.4%
•Executed 64 leases totaling approximately 329,000 square feet of GLA, of which 249,000 square feet was executed at a blended comparable lease spread of 10.5%
•Acquired two properties and one single-tenant outparcel adjacent to an existing property, totaling approximately 391,000 square feet, for an aggregate acquisition price of approximately $123.0 million
•Expanded our Sun Belt presence into Nashville, Tennessee with the acquisition of Nashville West
“Our start to 2026 reflects the continued strength of the InvenTrust portfolio and the consistency of our operating platform,” said DJ Busch, President and CEO of InvenTrust. “First-quarter results were in line with our expectations and reflect the timing of lease commencements and anticipated portfolio activity, with same property NOI growth expected to step up meaningfully in the back half of the year. This acceleration is driven by contractual rent growth and a strong pipeline of signed leases scheduled to commence over the balance of the year. We also advanced our external growth strategy, deploying $123 million into high-quality acquisitions, including our entry into the Nashville market. With meaningful embedded growth, disciplined capital allocation, and sustained leasing demand, we remain well positioned to deliver durable cash flows and create long-term shareholder value.”
NET INCOME
•Net Income for the three months ended March 31, 2026 was $5.2 million, or $0.07 per diluted share, compared to $6.8 million, or $0.09 per diluted share, for the same period in 2025.
NAREIT FFO
•Nareit FFO for the three months ended March 31, 2026 was $41.3 million, or $0.53 per diluted share, compared to $37.2 million, or $0.48 per diluted share, for the same period in 2025.
CORE FFO
•Core FFO for the three months ended March 31, 2026 was $38.8 million, or $0.49 per diluted share, compared to $36.2 million, or $0.46 per diluted share, for the same period in 2025.

1 Earnings Release - Quarter Ended March 31, 2026

SAME PROPERTY NOI
•Same Property NOI for the three months ended March 31, 2026 was $48.7 million, a 2.6% increase, compared to the same period in 2025.
DIVIDEND
•For the quarter ended March 31, 2026, the Board of Directors declared a quarterly cash distribution of $0.25 per share, paid on April 15, 2026.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2026, the Company’s Leased Occupancy was 96.4%.
◦Anchor Leased Occupancy was 98.5% and Small Shop Leased Occupancy was 92.9%. Anchor Leased Occupancy increased 10 basis points and Small Shop Leased Occupancy decreased 110 basis points on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 130 basis points, which equates to approximately $4.6 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 10.5%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of March 31, 2026 was $20.63, an increase of 2.1% compared to the same period in 2025. Anchor Tenant ABR PSF was $13.05 and Small Shop Tenant ABR PSF was $34.01 as of March 31, 2026.
•During the first quarter, the Company completed the following acquisitions using available liquidity:
◦On February 13, 2026, the Company acquired Marketplace at Hudson Station, a 60,000 square foot neighborhood center shadow-anchored by Fry’s Marketplace in the Phoenix, Arizona market, for a gross acquisition price of $31.25 million.
◦On February 20, 2026, the Company acquired Nashville West, a 324,000 square foot power center shadow-anchored by Target, Costco, and Publix in Nashville, Tennessee, for a gross acquisition price of $88.0 million.
◦On March 12, 2026, the Company acquired a 7,000 square foot single-tenant outparcel adjacent to its neighborhood center, The Centre on Hugh Howell, in the Atlanta, Georgia market, for a gross acquisition price of $3.7 million.
LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $345.8 million of total liquidity, as of March 31, 2026, comprised of $26.8 million of cash and cash equivalents and $319.0 million of availability under its Revolving Credit Facility.
•InvenTrust has no debt maturing in 2026 and $26.0 million of debt maturing in 2027.
•The Company's weighted average interest rate on its debt as of March 31, 2026 was 4.13% and the weighted average remaining term was 4.0 years.
SUBSEQUENT EVENTS
•On April 16, 2026, the Company entered into a note purchase agreement for the private placement of $250 million of senior notes, consisting of $50 million at 5.09% due June 29, 2029, $100 million at 5.32% due June 29, 2031, and $100 million at 5.60% due June 29, 2033. Combined, the notes are expected to have a weighted average tenor of approximately 5.4 years and a weighted average fixed interest rate of 5.44%, and are expected to be issued on June 29, 2026, subject to customary closing conditions.

2 Earnings Release - Quarter Ended March 31, 2026

2026 GUIDANCE
InvenTrust has updated its 2026 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current (1) (2)			Previous
Net Income per diluted share	$0.10	—	$0.16	$0.16	—	$0.22
Nareit FFO per diluted share	$2.00	—	$2.06	$1.97	—	$2.03
Core FFO per diluted share (3)	$1.92	—	$1.96	$1.91	—	$1.95
Same Property NOI (“SPNOI”) Growth	3.25%	—	4.25%	3.25%	—	4.25%
General and administrative	$35,750	—	$36,750	$35,750	—	$36,750
Interest expense, net (4)	~ $44,000			~ $44,000
Net investment activity (5)	~ $300,000			~ $300,000
(1)The Company’s 2026 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to anticipated acquisitions.
(2)The Company’s 2026 guidance includes an expectation of uncollectibility, reflected as 30-70 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, gains or losses on debt transactions, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, accretion of finance lease liability, and expected interest income of approximately $0.5 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2026 guidance incorporates several other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table reconciles the range of the Company's 2026 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.10	$0.16
Depreciation and amortization of real estate assets	1.90	1.90
Nareit FFO per diluted share	2.00	2.06
Amortization of market-lease intangibles and inducements, net	(0.08)	(0.08)
Straight-line rent adjustments, net	(0.05)	(0.06)
Amortization of debt discounts and financing costs	0.04	0.04
Depreciation and amortization of corporate assets	0.01	0.01
Non-operating income and expense, net	—	(0.01)
Core FFO per diluted share	$1.92	$1.96
This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.
EARNINGS CALL INFORMATION
Date:                Wednesday, April 29, 2026
Time:                10:00 a.m. ET
Dial-in:                 (833) 461-5787 / Access Code: 537477482
Webcast & Replay Link:        https://events.q4inc.com/attendee/537477482

A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

3 Earnings Release - Quarter Ended March 31, 2026

Definitions

NON-GAAP FINANCIAL MEASURES
This Earnings Release includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein.
SAME PROPERTY NOI or SPNOI
Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company.
NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) and CORE FFO
The Company’s non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA) and ADJUSTED EBITDA
The Company’s non-GAAP measure of EBITDA is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.
NET DEBT-TO-ADJUSTED EBITDA
Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

4 Earnings Release - Quarter Ended March 31, 2026

Financial Statements
Condensed Consolidated Balance Sheets
In thousands, except share amounts

	As of March 31	As of December 31
	2026	2025
Assets	(unaudited)
Investment properties
Land	$719,744	$702,147
Building and other improvements	2,390,215	2,295,852
Construction in progress	7,599	7,473
Total	3,117,558	3,005,472
Less accumulated depreciation	(547,018)	(525,830)
Net investment properties	2,570,540	2,479,642
Cash, cash equivalents, and restricted cash	34,395	40,518
Intangible assets, net	202,691	193,963
Accounts and rents receivable	36,518	37,471
Deferred costs and other assets, net	41,334	37,053
Total assets	$2,885,478	$2,788,647

Liabilities
Debt, net	$952,218	$825,881
Accounts payable and accrued expenses	29,190	48,291
Distributions payable	19,484	18,450
Intangible liabilities, net	73,915	68,475
Other liabilities	32,589	33,288
Total liabilities	1,107,396	994,385
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,935,857 shares issued and outstanding as of March 31, 2026 and 77,691,533 shares issued and outstanding as of December 31, 2025	78	78
Additional paid-in capital	5,733,540	5,736,652
Distributions in excess of accumulated net income	(3,961,529)	(3,947,229)
Accumulated comprehensive income	5,993	4,761
Total stockholders' equity	1,778,082	1,794,262
Total liabilities and stockholders' equity	$2,885,478	$2,788,647

5 Earnings Release - Quarter Ended March 31, 2026

Financial Statements, continued
Condensed Consolidated Statements of Operations and Comprehensive Income
In thousands, except share and per share amounts, unaudited

	Three Months Ended March 31
	2026	2025
Income
Lease income, net	$82,110	$73,389
Other property income	471	382
Total income	82,581	73,771

Operating expenses
Depreciation and amortization	36,385	30,614
Property operating	12,021	10,747
Real estate taxes	9,902	9,356
General and administrative	9,319	8,547
Total operating expenses	67,627	59,264

Other (expense) income
Interest expense, net	(10,085)	(8,322)
Other income and expense, net	315	607
Total other (expense) income, net	(9,770)	(7,715)

Net income	$5,184	$6,792

Weighted-average common shares outstanding - basic	77,933,973	77,563,971
Weighted-average common shares outstanding - diluted	78,415,161	78,160,787

Net income per common share - basic	$0.07	$0.09
Net income per common share - diluted	$0.07	$0.09

Comprehensive income
Net income	$5,184	$6,792
Unrealized gain (loss) on derivatives, net	2,838	(1,586)
Reclassification to net income	(1,606)	(2,242)
Comprehensive income	$6,416	$2,964

6 Earnings Release - Quarter Ended March 31, 2026

Reconciliation of Non-GAAP Measures
In thousands

Same Property NOI
The following table presents the components of Same Property NOI:

	Three Months Ended March 31
	2026	2025
Income
Minimum base rent	$44,349	$43,183
Real estate tax recoveries	8,209	7,912
Common area maintenance, insurance, and other recoveries	8,798	8,646
Ground rent income	4,872	4,760
Short-term and other lease income	1,328	1,174
(Provision for) reversal of estimated credit losses	(156)	32
Other property income	427	348
Total income	67,827	66,055

Operating Expenses
Property operating	10,282	9,981
Real estate taxes	8,857	8,615
Total operating expenses	19,139	18,596

Same Property NOI	$48,688	$47,459

Net Income to Same Property NOI
The following table reconciles Net Income to Same Property NOI:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(315)	(607)
Interest expense, net	10,085	8,322
Depreciation and amortization	36,385	30,614
General and administrative	9,319	8,547
Adjustments to NOI (a)	(4,238)	(1,799)
NOI	56,420	51,869
NOI from other investment properties	(7,732)	(4,410)
Same Property NOI	$48,688	$47,459
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

7 Earnings Release - Quarter Ended March 31, 2026

Reconciliation of Non-GAAP Measures, continued
in thousands, except share and per share amounts

Nareit FFO and Core FFO
The following table reconciles Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Depreciation and amortization of real estate assets	36,111	30,366
Nareit FFO Applicable to Common Shares and Dilutive Securities	41,295	37,158
Amortization of market lease intangibles and inducements, net	(2,258)	(895)
Straight-line rent adjustments, net	(1,178)	(894)
Amortization of debt discounts and financing costs	832	683
Accretion of finance lease liability	51	—
Depreciation and amortization of corporate assets	274	248
Non-operating income and expense, net (a)	(264)	(71)
Core FFO Applicable to Common Shares and Dilutive Securities	$38,752	$36,229

Weighted average common shares outstanding - basic	77,933,973	77,563,971
Dilutive effect of unvested restricted shares (b)	481,188	596,816
Weighted average common shares outstanding - diluted	78,415,161	78,160,787

Net income per diluted share	$0.07	$0.09
Nareit FFO per diluted share	$0.53	$0.48
Core FFO per diluted share	$0.49	$0.46
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA
The following table reconciles Net Income to EBITDA and Adjusted EBITDA:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Interest expense, net	10,085	8,322
Income tax expense	147	136
Depreciation and amortization	36,385	30,614
EBITDA	51,801	45,864
Amortization of market-lease intangibles and inducements, net	(2,258)	(895)
Straight-line rent adjustments, net	(1,178)	(894)
Non-operating income and expense, net (a)	(264)	(71)
Adjusted EBITDA	$48,101	$44,004
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

8 Earnings Release - Quarter Ended March 31, 2026

Financial Leverage Ratios
In thousands

Net Debt and Net Debt-to-Adjusted EBITDA
The following table calculates net debt and Net Debt-to-Adjusted EBITDA:

	As of March 31	As of December 31
	2026	2025
Net Debt:
Outstanding Debt, net	$952,218	$825,881
Less: Cash and cash equivalents	(26,799)	(34,973)
Net Debt	$925,419	$790,908

Net Debt-to-Adjusted EBITDA (trailing 12 months):
Net Debt	$925,419	$790,908
Adjusted EBITDA (trailing 12 months)	179,298	175,201
Net Debt-to-Adjusted EBITDA	5.2x	4.5x

9 Earnings Release - Quarter Ended March 31, 2026

About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under GAAP. The information provided in this earnings release is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2026. The Company may, but assumes no obligation to, update information in this earnings release.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this earnings release, or made during the earnings call, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this earnings release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of tariffs and changes in global trade policies, on the overall state of the economy and on our and our tenants' business and operations and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this earnings release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account (x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties)), as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on inventrustproperties.com/investor-relations and on the Company’s social media channels.

10 Earnings Release - Quarter Ended March 31, 2026